Borrowings	12 Months Ended
Dec. 31, 2021
Borrowings [abstract]
Borrowings

5.24	Borrowings

Borrowings are initially recognized at fair value if determinable, net of transaction costs incurred. Borrowings are subsequently stated at amortized cost. Any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the income statement over the period of the borrowings using the effective interest method.

Borrowings are classified as current liabilities unless the Group has an unconditional right to defer settlement of the liability for at least 12 months after the balance sheet date.

Borrowings of the Group at year-end include the following:

€ in thousand	As at December 31,
	2021	2020
Non-current
Other loans	50,726	46,375
Non-current borrowings	50,726	46,375
Current
Other loans	7,107	6,988
Current borrowings	7,107	6,988
Total borrowings	57,834	53,363

The maturity of non-current borrowings is as follows:

€ in thousand	As at December 31,
	2021	2020
Between 1 and 2 years	21,102	5,925
Between 2 and 3 years	15,502	14,270
Between 3 and 4 years	12,306	12,559
Between 4 and 5 years	674	10,524
Over 5 years	1,143	3,097
Non-current borrowings	50,726	46,375
Current borrowings	7,107	6,988
Total borrowings	57,834	53,363

The carrying amounts of the Group’s borrowings are denominated in the following currencies:

€ in thousand	As at December 31,
	2021	2020
Borrowings denominated in EUR	4,708	5,855
Borrowings denominated in USD	53,126	47,508
Total borrowings	57,834	53,363

5.24.1	Other loans

In February 2020, Valneva Austria GmbH signed a loan agreement (the Loan Agreement) with US healthcare funds Deerfield Management Company and OrbiMed (the Lenders).

Principal payments will start in 2023, while the loan will mature in 2026. The intended use of proceeds was to repay existing borrowings from the European Investment Bank and allow the Group to continue to advance its leading Lyme and chikungunya development programs in the short term. As at December 31, 2021, $60.0 million (€54.1 million) was drawn down in two tranches under the Loan Agreement. As at December 31, 2021 the carrying amount was €49.7 million. The interest rate is 9.95% (equivalent to 10.09% on an annual basis). The loan is secured by all of Valneva’s assets, including the intellectual property, and is guaranteed by Valneva SE and certain of its subsidiaries.

Noting the COVID-19 pandemic impact on the travel industry and following a temporary waiver of the revenue covenant for the second half of 2020, Valneva, Deerfield and OrbiMed agreed to modify this covenant for 2021 and 2022, replacing the twelve-month rolling €115 million with quarterly minimum revenues representing an annual total of €64 million in 2021 and an annual total of €103.75 million in 2022. The parties also agreed to modify the minimum cash requirement to €50 million for 2021 and 2022 and to €35 million for the following years.

If the Group’s consolidated liquidity or net revenues were to fall below the covenant minimum values, Valneva would not be able to comply with the financial covenants in the Loan Agreement, which could result in additional costs (up to additional 10%-points of interest over the duration of the default) and an early repayment obligation (payment of the principal increased by 8% and of an indemnity representing the interests expected until March 2023). The Group does not expect these limitations to affect its ability to meet its cash obligations.

The loan was included in the balance sheet item “Borrowings”.

€ in thousand	2021	2020
Balance as at January 1	46,190	—
Proceeds of issue	—	52,935
Transaction costs	—	(4,162)
Accrued interest	6,167	4,538
Payment of interest	(6,459)	(2,698)
Exchange rate difference	3,774	(4,423)
Balance as at December 31	49,671	46,190
Less: non-current portion	(44,360)	(41,261)
Current portion	5,311	4,929

As at December 31, 2021, Other loans also included borrowings related to financing of Research and Development expenses and CIR (R&D tax credit in France) of €4.7 million (December 31, 2020: €5.9 million) as well as the amount related to CEPI of €3.5 million (December 31, 2020: €1.3 million), representing payments received which are expected to be paid back in the future. For detailed information see Note 5.8.1.

5.24.2	Borrowings and other loans secured

As at December 31, 2021, €54.4 million (December 31, 2020: €52.0 million) of the outstanding borrowings and other loans were guaranteed, secured or pledged. These borrowings and other loans are related to financing of research and development expenses, fixed assets and CIR (R&D tax credit in France) and have various conditions (interest rates) and terms (maturities).

5.24.3	Fair value of borrowings and other loans

For the majority of the borrowings and other loans, the fair values are not materially different from their carrying amounts, since the interest payable on those borrowings is either close to current market rates or the borrowings are of a short-term nature.

As at December 31, 2021, material differences were identified only for guaranteed other loans. Based on an estimated arms’ length interest rate of 9.55%, the fair value is €4.2 million (carrying amounts is €4.7 million).